**UNITED STATES**
**SECURITIES AND EXCHANGE COMMISSION**
**Washington, D.C. 20549**

**FORM N-CSR**

**CERTIFIED SHAREHOLDER REPORT OF REGISTERED**
**MANAGEMENT INVESTMENT COMPANIES**

Investment Company Act file number 811-00537

Franklin Custodian Funds
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/12

**Item 1. Reports to Stockholders.**

SEPTEMBER 30, 2012

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

FRANKLIN CUSTODIAN FUNDS

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

| 1

Annual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew at a moderate but declining rate during the 12-month period ended September 30, 2012. Encouraging labor market and housing data as well as an expanding services sector helped offset a loss of momentum in the manufacturing sector, a major driver of the U.S. economy. The national unemployment rate declined from 9.1% at the beginning of the period to a 44-month low of 7.8% in September 2012.1 Although prices of some key commodities increased during the period and contributed to higher producer prices, consumer price inflation remained fairly low.

The U.S. Federal Reserve Board (Fed) recognized significant headwinds to the pace of U.S. economic recovery, including the ongoing European fiscal and banking crisis and its potential spillover to U.S. financial markets and institutions, as well as signs of slowing global economic growth. In addition, the looming possibility that U.S. tax increases and government expenditure reductions would come into effect at the beginning of 2013 (the so-called “fiscal cliff”) prompted many businesses to hold off on major investment and hiring decisions. Seeking to support a stronger economic recovery, in September the Fed agreed to purchase additional mortgage-backed securities to provide further quantitative easing (QE3) and to continue extending the average maturity of its Treasury holdings (commonly called Operation Twist). The Fed also anticipated it would maintain historically low interest rates at least through mid-2015.

At the end of the reporting period, the U.S. presidential contest dominated headlines. Significant challenges to the U.S. economy remained, including an elevated although improved level of unemployment, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries. Signs of China’s economic growth slowdown further contributed to pessimism. Long-term resolution of European debt issues remained unclear, but in September the European Central Bank and European leaders established the European Stability Mechanism that, once funded by eurozone members, was expected to provide relief to troubled eurozone countries and banks.

1. Source: Bureau of Labor Statistics.

Annual Report | 3

Global developed and emerging stock markets, as measured by the MSCI All Country World Index, fluctuated as investors apparently reacted to news headlines and shifted between risk taking and risk aversion. Stock markets ultimately generated strong 12-month gains. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen, the U.S. dollar and U.S. Treasuries. By period-end, the nominal yield on the 10-year U.S. Treasury note had declined to 1.65%.

The foregoing information reflects our analysis and opinions as of September 30, 2012. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

4 | Annual Report

Franklin DynaTech Fund

Your Fund’s Goal and Main Investments: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin DynaTech Fund covers the fiscal year ended September 30, 2012.

Performance Overview

Franklin DynaTech Fund – Class A delivered a +25.59% cumulative total return for the 12 months under review. For the same period, the Fund under-performed the +29.19% total return of the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values.1 Also for comparison, the Fund underperformed the broad U.S. stock market as measured by the +30.20% total return of the Standard & Poor’s® 500 Index (S&P 500®), and underperformed domestic and international-based stocks as measured by the NASDAQ Composite Index’s +30.53% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Russell 1000® and Russell 3000® are trademarks of the Frank Russell Company. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 65.

Annual Report | 5

generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

The Fund’s information technology (IT) sector drove absolute performance during the reporting period, a combination of our holdings’ robust performance and the Fund’s sizable sector allocation.2 As in recent reporting periods, personal computing and mobile communication device manufacturer Apple was a standout performer and led contributors. During the 12 months ended June 30, 2012, Apple reported year-over-year quarterly sales increases for iPads, iPhones and Macs. iPads and iPhones delivered some triple-digit percentage sales increases, and all three products reached all-time sales records for the quarter ended December 31, 2011. Apple also declared its first quarterly cash dividend in over 16 years and released its new iPhone 5. Payment technology firms Visa and MasterCard also benefited Fund performance, as did web search and advertising innovator Google. Google acquired smartphone and tablet maker Motorola Mobility in May and had strong quarterly earnings during the period. Positions in the health care and energy sectors also generated strong returns, led by pharmacy benefit management company Express Scripts Holdings and by FMC Technologies, a technology products and services provider for the oil and gas industry.3

Although healthy gains for most equities characterized the 12-month period and the IT sector was positive for performance overall, certain Fund holdings in the IT sector declined in value and weighed on performance, such as enterprise data integration and quality software and services provider Informatica, which fell short of its second-quarter earnings estimate due to weak European demand. Other detractors included social networking service Facebook, mobile advertising platform company Millennial Media and electronic commerce provider Rakuten. Patent risk solutions provider RPX in the industrials sector also hindered performance. We sold these holdings by fiscal year-end.

2. The IT sector comprises communications equipment, computers and peripherals, Internet software and services, IT services, semiconductors and semiconductor equipment, and software in the SOI.

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6 | Annual Report

As managers of Franklin DynaTech Fund, at period-end we were encouraged by the relative abundance of leading science and technology companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 9/30/12

Franklin DynaTech Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

8 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Annual Report | 11

Performance Summary *(continued)*

Average Annual Total Return

Advisor Class[5]	9/30/12
1-Year	+25.96%
5-Year	+4.11%
10-Year	+9.91%

Advisor Class (10/1/02–9/30/12)[6]

$30,000
$20,000
$10,000
$5,000
10/02
9/04
9/06
9/08
9/10
9/12
$28,831
$25,722
$22,424
$21,615
Franklin DynaTech Fund
S&P 500[6]
Russell 1000® Growth Index[6]
NASDAQ Composite Index[6]

Endnotes

All investments involve risks, including possible loss of principal. The Fund's investments in fast-growing industries, including the technology and telecommunications sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

5. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.16% and +4.87%.

6. Source: © 2012 Morningstar. The Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international-based common type stocks listed on The NASDAQ Stock Market.

12 | Annual Report

Your Fund’s Expenses

Franklin DynaTech Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.96%; B: 1.72%; C: 1.71%; R: 1.21%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

14 | Annual Report

Franklin Growth Fund

Your Fund’s Goal and Main Investments: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Growth Fund covers the fiscal year ended September 30, 2012.

Performance Overview

Franklin Growth Fund – Class A delivered a +24.74% cumulative total return for the 12 months under review. The Fund underperformed the +30.20% total return of its benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 74.

Annual Report | 15

Manager’s Discussion

Franklin Growth Fund owned shares of 168 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the 12 months under review, the Fund’s holdings in the industrials, information technology (IT) and health care sectors made key contributions to absolute performance.2 Industrial supply company W.W. Grainger was a robust performer in the industrials sector. W.W. Grainger’s sales and earnings increased in 2012 aided by acquisitions and improved profit margins. Railroad freight transporter Union Pacific reported double-digit growth in quarterly earnings during the period. As in recent reporting periods, in the IT sector, personal computing and mobile communication device manufacturer Apple was a standout performer. During the 12 months ended June 30, 2012, Apple reported year-over-year quarterly sales increases for iPads, iPhones and Macs. iPads and iPhones delivered some triple-digit percentage sales increases, and all three products reached all-time sales records for the quarter ended December 31, 2011. Apple also declared its first quarterly cash dividend in over 16 years and released its new iPhone 5. Web search and advertising innovator Google acquired smartphone and tablet maker Motorola Mobility in May and had strong quarterly earnings growth during the period that benefited performance. In the health care sector, biotechnology firms Amgen and Biogen Idec experienced earnings growth. Amgen benefited from first- and second-quarter increased demand and higher prices, and Biogen Idec had strong product sales in its second quarter. Drug manufacturer Pfizer also aided Fund performance. Outside of these sectors, global entertainment and media firm Walt Disney also made a notable contribution to Fund performance as the firm’s quarterly earnings increased year-over-year and by 31% in its third quarter, ended June 30, 2012, largely due to revenue increases in its cable networks, broadcasting, parks and resorts, and consumer products.

Although the IT and health care sectors contributed to absolute performance, certain positions in these sectors detracted. Two unprofitable quarters for solar module manufacturer First Solar resulted in negative returns and we sold it. Mobile communications hardware and software solutions provider Research In Motion experienced tepid sales for its BlackBerry smartphones and PlayBook tablet computers that weighed on its share price. Network communications equipment firm Acme Packet trimmed its estimates for earnings and sales in

2. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

16 | Annual Report

2012. Enterprise data integration and quality software and services provider Informatica fell short of its second-quarter earnings estimate due to weak European demand, and social networking service Facebook also weighed on Fund performance. In health care, clinical software service provider Allscripts Healthcare Solutions lost value resulting from lower-than-expected sales and an unfavorable sales mix. Peabody Energy also hindered performance, as it experienced a second-quarter decline in operating income, partially due to lower coal and natural gas prices and expenses related to its 2011 acquisition of Macarthur Coal.

Thank you for your continued participation in Franklin Growth Fund.

We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 17

Performance Summary as of 9/30/12

Franklin Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

18 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 19

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

20 | Annual Report

Annual Report | 21

Performance Summary *(continued)*

Average Annual Total Return

Advisor Class	9/30/12
1-Year	+25.04%
5-Year	+2.49%
10-Year	+9.30%

Advisor Class (10/1/02–9/30/12)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
10/02
9/04
9/06
9/08
9/10
9/12
$24,339
$21,615
Franklin Growth Fund
S&P 500[5]

Endnotes

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The portfolio includes investments in the technology sector, which has been one of the most volatile sectors of the market. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

22 | Annual Report

Your Fund’s Expenses

Franklin Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 23

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.94%; B: 1.69%; C: 1.69%; R: 1.19%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

24 | Annual Report

Franklin Income Fund

Your Fund’s Goal and Main Investments: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Income Fund covers the fiscal year ended September 30, 2012.

Performance Overview

Franklin Income Fund – Class A delivered a +20.38% cumulative total return for the 12 months under review. The Fund underperformed the +30.20% total return of its equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance.1 The Fund outperformed the +5.16% total return of its fixed income benchmark, the Barclays U.S. Aggregate Index, which tracks the U.S. investment-grade, taxable bond market.1 The Fund also outperformed the +16.77% total return of its peers as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 30.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; its cash flow potential and profitability; its competitive positioning and advantages; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the 12-month period ended 9/30/12, this category consisted of 474 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 85.

Annual Report | 25

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 0.30 cent per share distribution to meet excise tax requirements.

condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager’s Discussion

During the 12 months under review, slowing economic growth and investor perception of heightened risks associated with European and U.S. fiscal challenges contributed to equity market fluctuations. Stocks ultimately generated a robust 12-month gain by period-end. Fixed income markets produced solid returns despite low interest rates.

During the period under review, the Fund’s equity weighting increased to 52.0% of total net assets from 42.2%, driven by increased holdings of dividend paying common stocks and, to a lesser extent, convertible securities. The Fund’s fixed income allocation declined to 45.2% from 56.2% of total net assets, largely through a reduction in high yield corporate bonds.

The Fund’s equity and fixed income holdings generally performed well and broadly supported the Fund’s total return during the reporting period. Stocks benefited from modest economic growth as well as continued strong corporate

26 | Annual Report

profit margins and cash flow, increasingly deployed in shareholder friendly ways such as through dividends and share repurchases. Fixed income performance was fueled by strong corporate credit fundamentals, lower interest expense burdens, debt maturity extensions and covenant flexibility, and by the continued decline in long-term interest rates.

During the reporting period, the Fund’s equity exposure increased in the utilities, financials, energy, materials and industrials sectors while its exposure to the health care and consumer discretionary sectors declined. Top equity performers including financials sector holdings Bank of America, Wells Fargo and JPMorgan Chase & Co. benefited from improved capital positions and in some cases, dividend growth. Health care stocks including Merck & Co., Pfizer and Roche Holding contributed to performance as the pharmaceutical industry gradually moved past the negative impact drug patent expirations have had on its results and investor sentiment over the past several years. Shares of telecommunication services provider AT&T rose, supported by a strong dividend yield and the strength of AT&T’s mobile services offerings. A resurgence in commodity chemical production in North America, driven in part by ready access to cheap natural gas, boosted shares of industrial material manufacturer LyondellBasell Industries. Share price appreciation of integrated oil company BP and industrial company General Electric also contributed to performance.

Equity detractors were not easily categorized. However, the continued decline and overall low level of natural gas prices weighed on certain energy sector holdings including oil and natural gas producer Chesapeake Energy and coal producer Alpha Natural Resources (sold by period-end) as cheap natural gas displaced demand for coal in the power generation process.

Within the Fund’s fixed income holdings, positions remained largely focused on high yield corporate bonds and floating rate corporate term loans. We believed the outlook for such securities was favorable due to stable corporate profits and investor expectations for a continued period of below-average default levels. The overall fixed income weighting declined substantially as we sold some holdings when risk-reward profiles became less appealing to us and as issuers actively refinanced several bond positions, which were tendered for or called away often at meaningful premiums to par value. Sector exposures remained broadly diversified across the information technology, communications, energy, electric utility, consumer non-cyclical and consumer cyclical sectors.3 Exposure to finance companies declined largely after the refinancing activity of CIT Group, which had been one of the largest holdings at the beginning of the reporting

3. Communications holdings are in consumer discretionary and telecommunication services in the SOI. Electric utility holdings are in utilities in the SOI. Consumer non-cyclical holdings are in consumer discretionary, consumer staples and health care in the SOI. Consumer cyclical holdings are in consumer discretionary, consumer staples, financials and industrials in the SOI.

Annual Report | 27

period. Individual issuers that performed well included First Data, a leading electronic transaction processing company, which benefited from improved fundamentals and capital structure actions the company took to extend its debt; Clear Channel Media Holdings,4 which benefited from modest economic growth and stable advertising markets; and CIT Group, which continued to improve its balance sheet, allowing for lower overall funding costs. Hospital operators HCA Holdings and Tenet Healthcare benefited from efforts related to health care reform, which could reduce the number of uninsured patients. Notable fixed income detractors included coal companies such as Arch Coal and Alpha Natural Resources, which suffered as cheap natural gas displaced coal in the power generation process. Other detractors included PetroPlus Finance, issued by independent European oil refiner PetroPlus Holdings, and independent exploration and production company ATP Oil & Gas.

The Fund’s foreign exposure increased in Europe to 11.28% of total net assets from 9.46% and in Australia to 1.53% from 1.1% during the period. Our European allocation increased after the Fund initiated a position in Vivendi (France) and added shares of BP (U.K.) and Royal Dutch Shell (Netherlands). Our Australian allocation increased after the Fund initiated positions in Commonwealth Bank of Australia and Woodside Petroleum.

4. Clear Channel Media Holdings is the parent of Clear Channel Communications Inc.

28 | Annual Report

Thank you for your continued participation in Franklin Income Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 29

Performance Summary as of 9/30/12

Franklin Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

30 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B/B1: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Annual Report | 31

Performance Summary (continued)

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

32 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

34 | Annual Report

Annual Report | 35

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Floating-rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 9/30/12.

5. The 30-day standardized yield for the 30 days ended 9/30/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

8. Source: Lipper, Inc. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the 12-month period ended 9/30/12, there were 474 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

36 | Annual Report

Your Fund’s Expenses

Franklin Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 37

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.47%; B1: 1.13%; C: 1.14%; R: 0.99%; and Advisor: 0.49%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

38 | Annual Report

Franklin U.S. Government Securities Fund

Your Fund’s Goal and Main Investments: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin U.S. Government Securities Fund covers the fiscal year ended September 30, 2012.

Performance Overview

Franklin U.S. Government Securities Fund – Class A posted a cumulative total return of +3.49% for the 12 months under review. The Fund’s results underperformed the +3.77% total return of its peers as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs.2 In comparison, the Barclays U.S. Government Index: Intermediate Component, the intermediate component of the Barclays U.S. Government Index, returned +2.39% for the same period.3 The Fund’s return reflects the effect of management fees and expenses, while the Barclays U.S. Government Index: Intermediate Component does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 43.

Investment Strategy

We currently invest the Fund’s assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund’s short-term investments may include short-term government securities and cash or cash equivalents.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

2. Source: Lipper Inc. For the 12-month period ended 9/30/12, this category consisted of 69 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

3. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 107.

Annual Report | 39

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

During the 12 months under review, the Federal Reserve Board (Fed) extended its long-term Treasury buying program, called Operation Twist, and at period-end, it launched an additional round of quantitative easing known as QE3. The new program included monthly $40 billion purchases of agency mortgage-backed securities (MBS), and provided strong technical support for the markets. Purchases were to continue indefinitely unless the outlook for the labor market improved “substantially.”

Ginnie Mae (GNMA) MBS remained an attractive income opportunity in this environment, as the GNMA current coupon yielded 1.85% at period-end, compared to 5- and 10-year Treasuries, which yielded 0.63% and 1.63%.

40 | Annual Report

Mortgages continued to perform well during the period and outperformed Treasuries. Valuations in the MBS sector were, in our opinion, more fairly valued and received additional support from market conditions including a limited supply of mortgages, additional Fed purchases, reinvestment of pay-downs, and bank and mortgage REIT (real estate investment trust) demand. With mortgage rates at historical lows, we expect prepayments to continue to increase as they did in August and September 2012, although not to the extent reached in past prepayment waves. Factors including a decline in home price appreciation, loss of home equity, tighter underwriting standards and originator processing capacity continued to mitigate prepayment activity.

Based on excess returns, performance of GNMA MBS lagged that of their Fannie Mae conventional MBS counterparts. GNMA MBS, however, outperformed their Freddie Mac MBS counterparts. Within GNMAs, lower coupon 3.0% and 3.5% GNMAs were the best performers from an excess returns perspective, while higher coupon 5.0% and 5.5% GNMAs lagged.

Our exposure to GNMA IIs (comprising multiple-issuer pools) increased over the period and we were fairly evenly weighted between the GNMA I (comprising single-issuer pools) and GNMA II sectors. We increased the portfolio’s allocation to lower coupon 3.5% through 4.5% GNMA IIs. Our heaviest allocation was in 4.0% through 5.0% coupons. The Fund’s allocation to GNMAs with coupons below 4% generally benefited performance, while the Fund’s allocation to 5.0% and 5.5% coupon GNMA securities detracted from performance.

The Fund’s strategy has been consistent over time and continues to focus on investing solely in GNMA MBS, which remain the only MBS that are backed by the full faith and credit of the U.S. government — the same guarantee applicable to U.S. Treasuries.1 The investment team continued to look for strong cash flow fundamentals and valuations to uncover opportunities across the GNMA universe. With prepayment risk as the primary risk for GNMA investors, our strategy seeks to exploit discrepancies between our prepayment expectations and the market’s prepayment valuations. We continued to look for specified pools where we believe our experience, skill and collateral-intensive research process can help us uncover these discrepancies.

Annual Report | 41

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

42 | Annual Report

Performance Summary as of 9/30/12

Franklin U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 43

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

44 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 45

46 | Annual Report

Performance Summary *(continued)*

Advisor Class (10/1/02–9/30/12)

$20,000
$15,000
$10,000
$5,000
10/02
9/04
9/06
9/08
9/10
9/12
$15,951
$15,850
$15,091
$12,785
Franklin U.S. Government Securities Fund
Barclays U.S. Government Index: Intermediate Component[6]
Lipper GNMA Funds Classification Average[7]
CPI[6]

Average Annual Total Return

Advisor Class	9/30/12
1-Year	+3.63%
5-Year	+6.09%
10-Year	+4.78%

Endnotes

Class B: These shares have higher annual fees and expenses than Class A Shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. Distribution rate is based on an annualization of the respective class's September dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 9/30/12.
4. The 30-day standardized yield for the 30 days ended 9/30/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
5. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2012 Morningstar. The Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.
7. Source: Lipper, Inc. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in Government National Mortgage Association securities. For the 12-month period ended 9/30/12, there were 69 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered.

Annual Report | 47

Your Fund’s Expenses

Franklin U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

48 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.74%; B: 1.23%; C: 1.24%; R: 1.09%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Annual Report | 49

Franklin Utilities Fund

Your Fund’s Goal and Main Investments: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Utilities Fund covers the fiscal year ended September 30, 2012.

Performance Overview

Franklin Utilities Fund – Class A delivered a +16.99% cumulative total return for the 12 months under review. The Fund’s Class A shares underperformed the +30.20% total return of its broad benchmark, the Standard & Poor’s 500 (S&P 500) Index, which is a broad measure of U.S. stock performance.1 The Fund outperformed the +12.90% total return of its narrow benchmark, the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 53.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager’s Discussion

For the 12 months under review, utilities produced the weakest performance of the S&P 500 Index’s 10 major sector groups, a reversal of its leading performer status for the 12-month period ended September 30, 2011, the date of the previous annual report. However, stock selection aided the Fund’s performance relative to the S&P 500 Utilities Index.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 114.

50 | Annual Report

In the utilities sector, NextEra Energy, North America’s largest producer of solar and wind energy, posted gains as fourth-quarter 2011 earnings doubled and subsequent quarterly earnings increased year-over-year.2 These results stemmed largely from gains in long-term renewable energy contracts, and power generation investments by Florida Power and Light, its regulated utility subsidiary. Infrastructure and utilities firm Sempra Energy appreciated after profits and revenues rose and it announced a dividend increase. However, profits declined later in the period due to a write-down of assets. Electric utilities Edison International and American Electric Power also performed well. Edison International benefited from material capital spending growth within its utility subsidiary, Southern California Edison. American Electric Power reported increased quarterly earnings, largely due to growing industrial demand and favorable weather conditions.

The Fund’s energy and telecommunication services sector holdings boosted Fund performance.3 The Williams Cos., an owner and operator of North American natural gas pipelines, was a leading energy sector contributor. In March, the company acquired Caiman Eastern Midstream, a firm that gathers, treats and transports natural gas and natural gas liquids in areas of West Virginia, Pennsylvania and Ohio, from which Williams expects significant long-term growth potential. The Williams Cos. also announced higher increases in dividend payments through 2014, planned to expand its pipeline capacity in northern Pennsylvania, and signed an agreement to process natural gas and related products in Canada’s oil sands. Telecommunication providers AT&T and Verizon Communications also generated robust returns.

Most Fund holdings benefited absolute performance. A major detractor, however, was utility services provider Exelon, which after acquiring Constellation Energy Group was downgraded from investment grade status by independent credit rating agency Moody’s Investors Service as it expected negative cash flow for the combined entity. Based on Exelon’s sizable capital requirements and dividend, the acquisition weighed on investor sentiment and contributed to 2012 quarterly earnings decreases from the prior year. Other detractors included Constellation Energy Group (no longer held at year-end) and Public Service Enterprise Group.

2. The utilities sector comprises electric utilities, gas utilities, independent power producers and energy traders, and water utilities in the SOI.

3. The energy sector comprises multi-utilities and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services in the SOI.

Annual Report | 51

52 | Annual Report

Performance Summary as of 9/30/12

Franklin Utilities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 53

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

54 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 55

56 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. In addition to being sensitive to other factors, securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities Fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 9/30/12.

5. The 30-day standardized yield for the 30 days ended 9/30/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2012 Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500 Utilities Index is market capitalization weighted and consists of all utility stocks in the S&P 500 Index.

Annual Report | 57

Your Fund’s Expenses

Franklin Utilities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

58 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 59

60 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 61

62 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 63

64 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks 98.4%			
Aerospace & Defense 2.0%			
The Boeing Co.	United States	125,000	$ 8,702,500
Precision Castparts Corp.	United States	110,000	17,967,400
			26,669,900
Air Freight & Logistics 0.8%			
C.H. Robinson Worldwide Inc.	United States	25,000	1,463,750
FedEx Corp.	United States	110,000	9,308,200
			10,771,950
Biotechnology 6.4%			
[a]Alexion Pharmaceuticals Inc.	United States	115,000	13,156,000
[a]Biogen Idec Inc.	United States	150,000	22,384,500
[a]Cepheid Inc.	United States	100,000	3,451,000
[a]Gilead Sciences Inc.	United States	250,000	16,582,500
[a]Medivation Inc.	United States	200,000	11,272,000
[a]Onyx Pharmaceuticals Inc.	United States	125,000	10,562,500
[a]Regeneron Pharmaceuticals Inc.	United States	40,000	6,106,400
[a]Vertex Pharmaceuticals Inc.	United States	25,000	1,398,750
			84,913,650
Chemicals 3.4%			
Airgas Inc.	United States	50,000	4,115,000
Monsanto Co.	United States	200,000	18,204,000
Novozymes AS	Denmark	250,000	6,890,578
Sigma-Aldrich Corp.	United States	225,000	16,193,250
			45,402,828
Communications Equipment 2.4%			
[a]F5 Networks Inc.	United States	100,000	10,470,000
Motorola Solutions Inc.	United States	50,000	2,527,500
[a]Palo Alto Networks Inc.	United States	50,000	3,078,500
QUALCOMM Inc.	United States	250,000	15,622,500
			31,698,500
Computers & Peripherals 9.1%			
Apple Inc.	United States	175,000	116,770,500
[a]EMC Corp.	United States	200,000	5,454,000
			122,224,500
Diversified Financial Services 0.7%			
Moody's Corp.	United States	200,000	8,834,000
Energy Equipment & Services 5.9%			
Core Laboratories NV	Netherlands	65,000	7,896,200
[a]FMC Technologies Inc.	United States	600,000	27,780,000
[a]Forum Energy Technologies Inc.	United States	200,000	4,864,000
National Oilwell Varco Inc.	United States	200,000	16,022,000
Schlumberger Ltd.	United States	300,000	21,699,000
			78,261,200

Annual Report | 65

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
Food Products 0.8%			
Mead Johnson Nutrition Co., A	United States	150,000	$ 10,992,000
Health Care Equipment & Supplies 4.5%			
[a]Align Technology Inc.	United States	50,000	1,848,500
C. R. Bard Inc.	United States	100,000	10,465,000
[a]Edwards Lifesciences Corp.	United States	225,000	24,158,250
[a]HeartWare International Inc.	United States	65,000	6,141,850
[a]Intuitive Surgical Inc.	United States	25,000	12,390,750
Stryker Corp.	United States	100,000	5,566,000
			60,570,350
Health Care Providers & Services 3.2%			
[a]Express Scripts Holding Co.	United States	300,000	18,801,000
McKesson Corp.	United States	155,000	13,334,650
UnitedHealth Group Inc.	United States	200,000	11,082,000
			43,217,650
Health Care Technology 2.3%			
[a]Cerner Corp.	United States	400,000	30,964,000
[a]Vocera Communications Inc.	United States	15,000	463,650
			31,427,650
Internet & Catalog Retail 3.6%			
[a]Amazon.com Inc.	United States	115,000	29,246,800
[a]Kayak Software Corp.	United States	2,700	95,391
[a]Priceline.com Inc.	United States	30,000	18,561,900
			47,904,091
Internet Software & Services 10.1%			
[a]Baidu Inc., ADR	China	145,000	16,938,900
[a]Bazaarvoice Inc.	United States	150,000	2,272,500
[a]Cornerstone OnDemand Inc.	United States	75,000	2,299,500
[a]Demandware Inc.	United States	50,000	1,587,500
[a]eBay Inc.	United States	300,000	14,523,000
[a]Equinix Inc.	United States	75,000	15,453,750
[a]Google Inc., A	United States	52,500	39,611,250
[a]LinkedIn Corp., A	United States	25,000	3,010,000
[b]Mail.ru Group Ltd., GDR, 144A	Russia	125,000	4,160,625
MercadoLibre Inc.	Argentina	100,000	8,255,000
[a]Rackspace Hosting Inc.	United States	100,000	6,609,000
Tencent Holdings Ltd.	China	500,000	17,087,293
[a]Trulia Inc.	United States	46,900	1,004,598
[a]Yelp Inc.	United States	100,000	2,705,000
			135,517,916
IT Services 6.8%			
[a]Gartner Inc., A	United States	25,000	1,152,250
International Business Machines Corp.	United States	50,000	10,372,500
MasterCard Inc., A	United States	65,000	29,346,200

66 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin DynaTech Fund	Country	Shares	Value
Common Stocks (continued)			
IT Services (continued)			
ªTeradata Corp.	United States	265,000	$ 19,983,650
Visa Inc., A	United States	225,000	30,213,000
			91,067,600
Life Sciences Tools & Services 1.7%			
ªIllumina Inc.	United States	50,000	2,410,000
Thermo Fisher Scientific Inc.	United States	135,000	7,942,050
ªWaters Corp.	United States	150,000	12,499,500
			22,851,550
Machinery 1.1%			
ªChart Industries Inc.	United States	25,000	1,846,250
Flowserve Corp.	United States	100,000	12,774,000
			14,620,250
Media 0.4%			
ªLiberty Media Corp. - Liberty Capital, A	United States	50,000	5,208,500
Oil, Gas & Consumable Fuels 1.8%			
Anadarko Petroleum Corp.	United States	150,000	10,488,000
Noble Energy Inc.	United States	150,000	13,906,500
			24,394,500
Pharmaceuticals 6.4%			
Abbott Laboratories	United States	250,000	17,140,000
Allergan Inc.	United States	225,000	20,605,500
Novo Nordisk AS, ADR	Denmark	125,000	19,726,250
Perrigo Co.	United States	75,000	8,712,750
ªWatson Pharmaceuticals Inc.	United States	225,000	19,161,000
			85,345,500
Professional Services 1.6%			
ªThe Advisory Board Co.	United States	200,000	9,566,000
ªIHS Inc., A	United States	115,000	11,195,250
			20,761,250
Real Estate Investment Trusts (REITs) 1.9%			
American Tower Corp.	United States	350,000	24,986,500
Semiconductors & Semiconductor Equipment 5.1%			
ARM Holdings PLC, ADR	United Kingdom	900,000	25,182,000
ASML Holding NV, N.Y. shs	Netherlands	25,000	1,342,000
ªHittite Microwave Corp.	United States	100,000	5,547,000
Intel Corp.	United States	1,000,000	22,680,000
ªInvenSense Inc.	United States	205,300	2,453,335
ªLam Research Corp.	United States	150,000	4,767,750
Power Integrations Inc.	United States	200,000	6,086,000
			68,058,085
Software 14.7%			
ªANSYS Inc.	United States	200,000	14,680,000
ªAspen Technology Inc.	United States	500,000	12,925,000

Annual Report | 67

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 69

70 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 73

Franklin Custodian Funds

Statement of Investments, September 30, 2012

Franklin Growth Fund

Franklin Growth Fund	Shares	Value
Common Stocks 88.0%		
Automobiles & Components 2.3%		
[a] BorgWarner Inc.	600,000	$ 41,466,000
Ford Motor Co.	1,200,000	11,832,000
[a] General Motors Co.	600,000	13,650,000
Harley-Davidson Inc.	913,096	38,687,877
Johnson Controls Inc.	1,600,000	43,840,000
Toyota Motor Corp., ADR (Japan)	30,000	2,355,300
		151,831,177
Banks 0.4%		
Wells Fargo & Co.	750,000	25,897,500
Capital Goods 16.2%		
3M Co.	855,000	79,019,100
ABB Ltd., ADR (Switzerland)	1,500,000	28,050,000
The Boeing Co.	1,100,000	76,582,000
Caterpillar Inc.	325,000	27,963,000
Danaher Corp.	1,000,000	55,150,000
Deere & Co.	200,000	16,498,000
Emerson Electric Co.	1,100,000	53,097,000
General Dynamics Corp.	1,000,000	66,120,000
General Electric Co.	1,800,000	40,878,000
[a] Huntington Ingalls Industries Inc.	166,666	7,008,305
Illinois Tool Works Inc.	1,000,000	59,470,000
Ingersoll-Rand PLC	1,100,000	49,302,000
Lockheed Martin Corp.	500,000	46,690,000
Northrop Grumman Corp.	1,000,000	66,430,000
Pall Corp.	850,000	53,966,500
Precision Castparts Corp.	250,000	40,835,000
Raytheon Co.	600,000	34,296,000
Rockwell Collins Inc.	350,000	18,774,000
Textron Inc.	1,600,000	41,872,000
United Technologies Corp.	900,000	70,461,000
W.W. Grainger Inc.	550,000	114,603,500
		1,047,065,405
Commercial & Professional Services 2.0%		
Avery Dennison Corp.	462,000	14,700,840
Dun & Bradstreet Corp.	400,000	31,848,000
Equifax Inc.	500,000	23,290,000
[a] IHS Inc., A	275,000	26,771,250
Robert Half International Inc.	150,000	3,994,500
[a] Stericycle Inc.	200,000	18,104,000
[a] Verisk Analytics Inc., A	300,000	14,283,000
		132,991,590
Consumer Durables & Apparel 1.9%		
NIKE Inc., B	450,000	42,709,500
VF Corp.	500,000	79,680,000
		122,389,500
Consumer Services 1.0%		
[a] Apollo Group Inc., A	300,000	8,715,000
Carnival Corp.	1,200,000	43,728,000

74 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Consumer Services (continued)		
Interval Leisure Group Inc.	60,020	$ 1,136,179
Starwood Hotels & Resorts Worldwide Inc.	250,000	14,490,000
		68,069,179
Diversified Financials 2.1%		
American Express Co.	600,000	34,116,000
BlackRock Inc.	208,000	37,086,400
JPMorgan Chase & Co.	600,000	24,288,000
T. Rowe Price Group Inc.	625,000	39,562,500
		135,052,900
Energy 3.9%		
Anadarko Petroleum Corp.	675,000	47,196,000
BP PLC, ADR (United Kingdom)	353,542	14,976,039
ConocoPhillips	35,000	2,001,300
Devon Energy Corp.	320,000	19,360,000
Exxon Mobil Corp.	70,000	6,401,500
[a]FMC Technologies Inc.	625,000	28,937,500
Halliburton Co.	750,000	25,267,500
National Oilwell Varco Inc.	250,000	20,027,500
Occidental Petroleum Corp.	300,000	25,818,000
Peabody Energy Corp.	950,000	21,175,500
Phillips 66	17,500	811,475
Royal Dutch Shell PLC, A, ADR (United Kingdom)	280,000	19,434,800
Schlumberger Ltd.	309,100	22,357,203
Transocean Ltd.	15,222	683,316
		254,447,633
Food & Staples Retailing 0.4%		
CVS Caremark Corp.	600,000	29,052,000
Food, Beverage & Tobacco 1.8%		
Bunge Ltd.	250,000	16,762,500
Mead Johnson Nutrition Co., A	350,000	25,648,000
[a]Monster Beverage Corp.	800,000	43,328,000
PepsiCo Inc.	450,000	31,846,500
		117,585,000
Health Care Equipment & Services 6.2%		
Aetna Inc.	400,000	15,840,000
[a]Allscripts Healthcare Solutions Inc.	1,100,000	13,673,000
Baxter International Inc.	400,000	24,104,000
Cardinal Health Inc.	300,000	11,691,000
[a]CareFusion Corp.	1,000,000	28,390,000
Covidien PLC	425,000	25,253,500
[a]Edwards Lifesciences Corp.	200,000	21,474,000
[a]Express Scripts Holding Co.	361,648	22,664,480
[a]Haemonetics Corp.	425,000	34,085,000
[a]Henry Schein Inc.	350,000	27,744,500
Hill-Rom Holdings Inc.	300,000	8,718,000
[a]Intuitive Surgical Inc.	100,000	49,563,000
Medtronic Inc.	60,000	2,587,200
Quest Diagnostics Inc.	500,000	31,715,000

Annual Report | 75

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Health Care Equipment & Services (continued)		
Stryker Corp.	400,000	$ 22,264,000
Teleflex Inc.	500,000	34,420,000
[a]Varian Medical Systems Inc.	300,000	18,096,000
Zimmer Holdings Inc.	100,000	6,762,000
		399,044,680
Household & Personal Products 0.4%		
The Procter & Gamble Co.	335,000	23,235,600
Insurance 0.7%		
Aflac Inc.	500,000	23,940,000
[a]Berkshire Hathaway Inc., A	184	24,416,800
		48,356,800
Materials 4.7%		
Air Products and Chemicals Inc.	500,000	41,350,000
Celanese Corp., A	1,200,000	45,492,000
Ecolab Inc.	550,000	35,645,500
Freeport-McMoRan Copper & Gold Inc., B	750,000	29,685,000
Martin Marietta Materials Inc.	225,000	18,645,750
Newcrest Mining Ltd. (Australia)	800,000	24,182,703
Praxair Inc.	475,000	49,343,000
Sigma-Aldrich Corp.	800,000	57,576,000
		301,919,953
Media 1.8%		
[a]Live Nation Entertainment Inc.	88,491	761,908
The Walt Disney Co.	1,687,290	88,211,521
Washington Post Co., B	80,000	29,042,400
		118,015,829
Pharmaceuticals, Biotechnology & Life Sciences 12.8%		
Abbott Laboratories	400,000	27,424,000
Agilent Technologies Inc.	1,300,000	49,985,000
Allergan Inc.	950,000	87,001,000
Amgen Inc.	1,000,000	84,320,000
[a]Biogen Idec Inc.	500,000	74,615,000
[a]Celgene Corp.	390,000	29,796,000
[a]Covance Inc.	200,000	9,338,000
Eli Lilly & Co.	500,000	23,705,000
[a]Gilead Sciences Inc.	300,000	19,899,000
[a]Hospira Inc.	850,000	27,897,000
[a]Illumina Inc.	400,000	19,280,000
Johnson & Johnson	1,200,100	82,698,891
Merck & Co. Inc.	1,000,000	45,100,000
[a]Mettler-Toledo International Inc.	400,000	68,296,000
Pfizer Inc.	2,761,000	68,610,850
Roche Holding AG, ADR (Switzerland)	750,000	35,242,500
Teva Pharmaceutical Industries Ltd., ADR (Israel)	600,000	24,846,000
[a]Waters Corp.	575,000	47,914,750
		825,968,991

76 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Growth Fund	Shares	Value
Common Stocks (continued)		
Real Estate 0.8%		
American Tower Corp.	715,000	$ 51,043,850
Retailing 1.3%		
[a]Amazon.com Inc.	250,000	63,580,000
Expedia Inc.	200,000	11,568,000
HSN Inc.	100,000	4,905,000
[a]TripAdvisor Inc.	200,000	6,586,000
		86,639,000
Semiconductors & Semiconductor Equipment 0.4%		
Intel Corp.	700,000	15,876,000
[a]SunPower Corp.	133,873	603,767
Texas Instruments Inc.	250,000	6,887,500
		23,367,267
Software & Services 10.6%		
[a]Autodesk Inc.	800,000	26,696,000
Automatic Data Processing Inc.	700,000	41,062,000
[a]Check Point Software Technologies Ltd. (Israel)	525,000	25,284,000
[a]Citrix Systems Inc.	275,000	21,056,750
Computer Sciences Corp.	1,400,000	45,094,000
[a]Facebook Inc., A	400,000	8,660,000
[a]Fortinet Inc.	1,500,000	36,210,000
[a]Google Inc., A	150,000	113,175,000
IAC/InterActiveCorp	300,000	15,618,000
[a]Informatica Corp.	900,000	31,329,000
International Business Machines Corp.	600,000	124,470,000
MasterCard Inc., A	100,000	45,148,000
Microsoft Corp.	325,000	9,678,500
Oracle Corp.	2,300,000	72,427,000
Visa Inc., A	300,000	40,284,000
[a]Yahoo! Inc.	1,700,000	27,157,500
		683,349,750
Technology Hardware & Equipment 10.1%		
[a]Acme Packet Inc.	800,000	13,680,000
Apple Inc.	575,000	383,674,500
Cisco Systems Inc.	2,945,000	56,220,050
[a]EMC Corp.	2,700,000	73,629,000
Hewlett-Packard Co.	1,156,250	19,725,625
Logitech International SA (Switzerland)	150,000	1,372,500
Molex Inc.	71,483	1,878,573
Molex Inc., A	133,100	2,890,932
QUALCOMM Inc.	660,000	41,243,400
[a]Research In Motion Ltd. (Canada)	450,000	3,375,000
TE Connectivity Ltd.	200,000	6,802,000
[a]Trimble Navigation Ltd.	1,050,000	50,043,000
		654,534,580
Telecommunication Services 0.2%		
America Movil SAB de CV, L, ADR (Mexico)	518,600	13,193,184

Annual Report | 77

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

Franklin Growth Fund

	Shares	Value
Common Stocks (continued)		
Transportation 5.3%		
[a]Air France-KLM, ADR (France)	800,000	$ 5,184,406
[a]Alaska Air Group Inc.	1,600,000	56,096,000
[a]Allegiant Travel Co.	100,000	6,336,000
Arkansas Best Corp.	260,000	2,059,200
C.H. Robinson Worldwide Inc.	267,300	15,650,415
Canadian National Railway Co. (Canada)	500,000	44,115,000
Canadian Pacific Railway Ltd. (Canada)	500,000	41,445,000
Expeditors International of Washington Inc.	600,000	21,816,000
Forward Air Corp.	500,000	15,205,000
Heartland Express Inc.	600,000	8,016,000
[a]International Consolidated Airlines Group SA, ADR (United Kingdom)	1,400,000	16,618,000
[a]Ryanair Holdings PLC, ADR (Ireland)	239,200	7,714,200
Southwest Airlines Co.	100,000	877,000
Union Pacific Corp.	600,000	71,220,000
[a]United Continental Holdings Inc.	1,050,000	20,475,000
Werner Enterprises Inc.	462,000	9,872,940
		342,700,161
Utilities 0.7%		
American Water Works Co. Inc.	700,000	25,942,000
NextEra Energy Inc.	250,000	17,582,500
		43,524,500
Total Common Stocks (Cost $3,149,334,636)		5,699,276,029
Short Term Investments 12.3%		
Money Market Funds (Cost $325,445,622) 5.0%		
[a,b]Institutional Fiduciary Trust Money Market Portfolio	325,445,622	325,445,622

	Principal Amount	
Repurchase Agreements (Cost $470,799,488) 7.3%		
[c]Joint Repurchase Agreement, 0.173%, 10/01/12 (Maturity Value $470,806,290)	$470,799,488	470,799,488
BNP Paribas Securities Corp. (Maturity Value $34,025,170)		
Credit Suisse Securities (USA) LLC (Maturity Value $56,708,618)		
Deutsche Bank Securities Inc. (Maturity Value $62,504,243)		
HSBC Securities (USA) Inc. (Maturity Value $124,758,959)		
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $124,758,959)		
Morgan Stanley & Co. LLC (Maturity Value $22,683,447)		
UBS Securities LLC (Maturity Value $45,366,894)		
Collateralized by U.S. Government Agency Securities, 0.00% - 5.50%, 10/01/12 - 9/27/32; U.S. Treasury Notes, 0.50% - 4.75%, 1/31/13 - 8/15/17; and U.S. Treasury Notes, Index Linked, 0.625%, 4/15/13 (valued at $480,371,147)		
Total Investments (Cost $3,945,579,746) 100.3%		6,495,521,139
Other Assets, less Liabilities (0.3)%		(22,226,283)
Net Assets 100.0%		$6,473,294,856

See Abbreviations on page 148.

[a]Non-income producing.
[b]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[c]See Note 1(c) regarding joint repurchase agreement.

Annual Report | The accompanying notes are an integral part of these financial statements. | 79

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 81

82 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 83

84 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012

Annual Report | 85

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Health Care (continued)			
Roche Holding AG	Switzerland	4,000,000	$ 747,301,823
Sanofi, ADR	France	5,000,000	215,300,000
			3,838,321,823
Industrials 2.3%			
General Electric Co.	United States	50,000,000	1,135,500,000
Republic Services Inc.	United States	4,000,000	110,040,000
Waste Management Inc.	United States	10,000,000	320,800,000
			1,566,340,000
Information Technology 0.4%			
Intel Corp.	United States	12,500,000	283,500,000
Materials 4.1%			
AngloGold Ashanti Ltd., ADR	South Africa	3,834,001	134,381,720
Barrick Gold Corp.	Canada	5,531,582	230,998,864
BHP Billiton PLC	United Kingdom	16,000,000	497,472,189
The Dow Chemical Co.	United States	25,000,000	724,000,000
E. I. du Pont de Nemours and Co.	United States	7,000,000	351,890,000
Goldcorp Inc.	Canada	5,000,000	229,250,000
LyondellBasell Industries NV, A	United States	3,470,000	179,260,200
Newmont Mining Corp.	United States	2,099,000	117,564,990
Nucor Corp.	United States	1,996,145	76,372,508
Rio Tinto PLC, ADR	United Kingdom	6,000,000	280,560,000
			2,821,750,471
Telecommunication Services 3.2%			
AT&T Inc.	United States	18,650,000	703,105,000
CenturyLink Inc.	United States	5,000,000	202,000,000
France Telecom SA	France	12,000,000	144,768,600
Frontier Communications Corp.	United States	27,500,000	134,750,000
Koninklijke KPN NV	Netherlands	5,000,000	38,204,538
SK Telecom Co. Ltd., ADR	South Korea	3,839,600	55,827,784
Telstra Corp. Ltd.	Australia	60,000,000	243,984,719
Vivendi SA	France	12,393,714	241,685,289
Vodafone Group PLC	United Kingdom	150,000,000	425,749,031
			2,190,074,961
Utilities 11.4%			
AGL Resources Inc.	United States	2,700,000	110,457,000
American Electric Power Co. Inc.	United States	12,500,000	549,250,000
Dominion Resources Inc.	United States	7,000,000	370,580,000
DTE Energy Co.	United States	2,000,000	119,880,000
Duke Energy Corp.	United States	12,975,000	840,780,000
[a,b] Dynegy Inc.	United States	9,000,000	3,420,000
Edison International	United States	2,038,600	93,143,634
Entergy Corp.	United States	8,000,000	554,400,000
Exelon Corp.	United States	17,500,000	622,650,000
FirstEnergy Corp.	United States	9,673,200	426,588,120
NextEra Energy Inc.	United States	6,663,490	468,643,252

86 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Utilities (continued)			
Pepco Holdings Inc.	United States	6,000,000	$ 113,400,000
PG&E Corp.	United States	16,500,000	704,055,000
Pinnacle West Capital Corp.	United States	4,800,000	253,440,000
PPL Corp.	United States	14,500,000	421,225,000
Public Service Enterprise Group Inc.	United States	18,000,000	579,240,000
Sempra Energy	United States	8,400,000	541,716,000
The Southern Co.	United States	9,000,000	414,810,000
TECO Energy Inc.	United States	10,000,000	177,400,000
Xcel Energy Inc.	United States	17,500,000	484,925,000
			7,850,003,006
Total Common Stocks and Other Equity Interests (Cost $24,188,682,005)			27,314,717,250
[e]**Equity-Linked Securities 7.7%**			
Consumer Discretionary 0.7%			
[f]JPMorgan Chase & Co. into Ford Motor Co., 7.50%, 144A	United States	8,145,000	84,697,412
[f]JPMorgan Chase & Co. into Lowe's Cos. Inc., 8.00%, 144A	United States	4,170,000	118,108,995
[f]Morgan Stanley into Johnson Controls Inc., 9.00%, 144A	United States	1,765,000	48,739,240
[f]Wells Fargo & Co. into Ford Motor Co., 8.50%, 144A	United States	11,250,000	118,200,375
[f]Wells Fargo & Co. into General Motors Co., 7.50%, 144A	United States	4,565,000	107,367,430
			477,113,452
Energy 1.9%			
[f]Bank of America Corp. into Halliburton Co., 7.00%, 144A	United States	2,326,000	79,568,971
[f]Barclays Bank PLC into Anadarko Petroleum Corp., 8.00%, 144A	United States	1,584,000	108,662,242
[f]Barclays Bank PLC into Baker Hughes Inc., 8.00%, 144A	United States	2,327,000	105,648,360
Credit Suisse New York into Baker Hughes Inc., 8.00%	United States	1,500,000	68,616,450
Credit Suisse New York into Halliburton Co., 10.00%	United States	3,800,000	116,419,080
Credit Suisse New York into Schlumberger Ltd., 8.00%	United States	1,550,000	109,945,065
[f]Deutsche Bank AG into Alpha Natural Resources Inc., 12.50%, 144A	United States	6,795,000	55,351,662
[f]Deutsche Bank AG into Chesapeake Energy Corp., 12.50%, 144A	United States	3,960,000	78,658,272
[f]Deutsche Bank AG into Halliburton Co., 9.00%, 144A	United States	3,000,000	101,842,800
[f]The Goldman Sachs Group Inc. into Chesapeake Energy Corp., 12.00%, 144A	United States	5,165,000	100,322,894
[f]The Goldman Sachs Group Inc. into Weatherford International Ltd., 10.00%, 144A	United States	5,715,000	76,680,441
[f]JPMorgan Chase & Co. into Anadarko Petroleum Corp., 8.00%, 144A	United States	1,451,000	101,736,575
[f]JPMorgan Chase & Co. into Peabody Energy Corp., 12.50%, 144A	United States	3,030,000	67,835,943
[f]UBS AG into Peabody Energy Corp., 12.50%, 144A	United States	2,413,000	55,334,916
[f]UBS AG London Branch into Anadarko Petroleum Corp., 9.00%, 144A	United States	1,510,000	106,140,920
			1,332,764,591

Annual Report | 87

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

88 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

Annual Report | 89

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

90 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Consumer Discretionary (continued)			
CityCenter Holdings/Finance, senior secured note,			
7.625%, 1/15/16	United States	43,600,000	$ 46,761,000
[g]PIK, 10.75%, 1/15/17	United States	34,233,496	35,895,258
Clear Channel Communications Inc., senior note,			
10.75%, 8/01/16	United States	75,800,000	53,439,000
9.00%, 3/01/21	United States	417,075,000	373,282,125
Clear Channel Worldwide Holdings Inc.,			
senior note, B, 9.25%, 12/15/17	United States	96,050,000	103,974,125
senior sub. note, 7.625%, 3/15/20	United States	142,500,000	139,650,000
senior sub. note, 7.625%, 3/15/20	United States	7,500,000	7,237,500
ClubCorp Club Operations Inc., senior note, 10.00%,			
12/01/18	United States	120,000,000	132,300,000
[f]CSC Holdings Inc., senior note, 144A, 6.75%, 11/15/21	United States	31,100,000	34,443,250
Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	48,859,000	47,759,672
[b,c,g]Dex One Corp., senior sub. note, PIK, 14.00%, 1/29/17	United States	36,071,641	13,707,224
[d]The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	108,400,000	120,595,000
Harrah's Operating Co. Inc.,			
secured note, 12.75%, 4/15/18	United States	25,000,000	18,625,000
senior secured note, 11.25%, 6/01/17	United States	150,000,000	162,000,000
[f]HD Supply Inc., 144A, 8.125%, 4/15/19	United States	20,000,000	21,750,000
[f]Jaguar Land Rover PLC,			
144A, 7.75%, 5/15/18	United Kingdom	10,500,000	11,359,687
144A, 8.125%, 5/15/21	United Kingdom	25,000,000	27,156,250
senior note, 144A, 8.25%, 3/15/20	United Kingdom	40,000,000 GBP	69,878,308
KB Home,			
senior bond, 7.50%, 9/15/22	United States	50,000,000	54,250,000
senior note, 6.25%, 6/15/15	United States	90,000,000	94,050,000
senior note, 9.10%, 9/15/17	United States	49,000,000	55,737,500
senior note, 7.25%, 6/15/18	United States	70,500,000	76,316,250
[d]senior note, 8.00%, 3/15/20	United States	20,000,000	22,200,000
[f]Landry's Inc., senior note, 144A, 9.375%, 5/01/20	United States	50,000,000	53,000,000
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	62,500,000	67,187,500
10.00%, 11/01/16	United States	100,000,000	115,000,000
11.375%, 3/01/18	United States	25,000,000	29,625,000
7.75%, 3/15/22	United States	100,000,000	105,000,000
[f]144A, 8.625%, 2/01/19	United States	44,800,000	49,056,000
[f]144A, 6.75%, 10/01/20	United States	27,450,000	27,518,625
Shea Homes LP/Funding Corp., senior secured note, 8.625%,			
5/15/19	United States	93,200,000	104,384,000
[f]Unitymedia GmbH, senior secured note, 144A, 9.625%,			
12/01/19	Germany	23,100,000 EUR	32,939,134
[f]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%,			
12/01/17	Germany	43,900,000 EUR	60,619,621
12/01/17	Germany	47,700,000	51,575,625
[f]Univision Communications Inc.,			
senior note, 144A, 8.50%, 5/15/21	United States	65,000,000	66,300,000
senior secured note, 144A, 6.875%, 5/15/19	United States	80,000,000	82,800,000

Annual Report | 91

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

92 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Chesapeake Energy Corp., senior note,			
6.50%, 8/15/17	United States	138,000,000	$ 144,555,000
6.875%, 8/15/18	United States	94,000,000	98,230,000
7.25%, 12/15/18	United States	188,065,000	203,110,200
[d]6.775%, 3/15/19	United States	192,000,000	192,720,000
6.625%, 8/15/20	United States	50,000,000	51,812,500
6.875%, 11/15/20	United States	118,000,000	125,080,000
Compagnie Generale de Geophysique-Veritas, senior note, 6.50%, 6/01/21	France	75,000,000	77,625,000
[f]Connacher Oil and Gas Ltd., secured note, 144A, 8.50%, 8/01/19	Canada	51,500,000	44,547,500
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	55,850,000	58,782,125
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	123,000,000	143,985,153
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	90,075,000	101,559,562
[f]Everest Acquisition LLC/Finance Inc., senior note, 144A, 9.375%, 5/01/20	United States	55,000,000	60,018,750
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	52,400,000	49,256,000
[f]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	115,119,000	119,148,165
Forest Oil Corp., senior note, 7.25%, 6/15/19	United States	36,075,000	35,984,813
[f]Halcon Resources Corp., senior note, 144A, 9.75%, 7/15/20	United States	125,000,000	128,125,000
Linn Energy LLC/Finance Corp., senior note,			
8.625%, 4/15/20	United States	72,500,000	79,750,000
7.75%, 2/01/21	United States	75,000,000	79,687,500
[f]144A, 6.50%, 5/15/19	United States	15,000,000	15,075,000
[f]144A, 6.25%, 11/01/19	United States	53,000,000	52,801,250
[f]Magnum Hunter Resources Corp., senior note, 144A, 9.75%, 5/15/20	United States	60,000,000	61,500,000
[f,j]Midstates Petroleum Inc./LLC, senior note, 144A, 10.75%, 10/01/20	United States	40,000,000	41,900,000
[f]NFR Energy LLC/NFR Finance Corp., senior note, 144A, 9.75%, 2/15/17	United States	32,000,000	29,440,000
Offshore Group Investment Ltd., senior secured note, 11.50%, 8/01/15	United States	75,000,000	83,250,000
[f]OGX Petroleo e Gas Participacoes SA, senior note, 144A, 8.50%, 6/01/18	Brazil	75,000,000	67,593,750
[f]Peabody Energy Corp., senior note, 144A,			
6.00%, 11/15/18	United States	66,000,000	66,330,000
6.25%, 11/15/21	United States	130,000,000	130,000,000
[f]PetroBakken Energy Ltd., senior note, 144A, 8.625%, 2/01/20	Canada	35,000,000	36,225,000
[f,h]Petroplus Finance Ltd., senior note, 144A,			
6.75%, 5/01/14	Switzerland	150,000,000	21,750,000
7.00%, 5/01/17	Switzerland	130,000,000	18,850,000
9.375%, 9/15/19	Switzerland	94,930,000	13,764,850
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	90,000,000	85,950,000

Annual Report | 93

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Sabine Pass LNG LP, senior secured note,			
7.25%, 11/30/13	United States	86,000,000	$ 92,020,000
7.50%, 11/30/16	United States	161,000,000	174,685,000
[f]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	219,200,000	226,050,000
SandRidge Energy Inc.,			
[f]senior bond, 144A, 7.50%, 2/15/23	United States	53,300,000	55,032,250
senior note, 9.875%, 5/15/16	United States	100,000,000	109,500,000
senior note, 8.75%, 1/15/20	United States	110,000,000	119,625,000
senior note, 7.50%, 3/15/21	United States	110,900,000	114,781,500
[f]senior note, 144A, 8.00%, 6/01/18	United States	236,200,000	249,191,000
[f]senior note, 144A, 8.125%, 10/15/22	United States	46,250,000	49,314,062
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	138,400,000	151,548,000
			4,753,385,125
Financials 2.9%			
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	110,000,000	119,413,140
[i]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	110,271,000
FelCor Lodging LP, senior secured note, 10.00%, 10/01/14	United States	59,790,000	68,907,975
Hexion U.S. Finance Corp., senior secured note, 8.875%, 2/01/18	United States	35,000,000	36,137,500
International Lease Finance Corp., senior note,			
8.75%, 3/15/17	United States	130,000,000	152,750,000
8.875%, 9/01/17	United States	63,300,000	75,010,500
8.25%, 12/15/20	United States	22,500,000	26,831,250
[i]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	815,000,000	928,947,595
[f]Kinetic Concepts Inc./USA, senior note, 144A, 12.50%, 11/01/19	United States	35,000,000	33,250,000
[f]Ladder Capital Finance Holdings LLC/Corp., senior note, 144A, 7.375%, 10/01/17	United States	40,000,000	41,000,000
[f]Liberty Mutual Group Inc., junior sub. note, 144A, 10.75% to 6/15/38, FRN thereafter, 6/15/88	United States	100,000,000	146,000,000
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	80,000,000	87,227,120
[f]Nationstar Mortgage LLC/Nationstar Capital Corp., senior note, 144A, 9.625%, 5/01/19	United States	50,000,000	54,875,000
[f]Nuveen Investments Inc., senior note, 144A,			
9.125%, 10/15/17	United States	50,000,000	49,875,000
9.50%, 10/15/20	United States	35,950,000	35,950,000
[f]WideOpenWest Finance LLC/Capital Corp., senior note, 144A, 10.25%, 7/15/19	United States	40,000,000	42,400,000
			2,008,846,080
Health Care 2.9%			
CHS/Community Health Systems Inc., senior note,			
8.00%, 11/15/19	United States	164,100,000	180,510,000
7.125%, 7/15/20	United States	29,900,000	31,936,938
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	38,500,000	42,783,125

94 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Health Care (continued)			
HCA Holdings Inc., senior note, 7.75%, 5/15/21	United States	40,000,000	$ 43,800,000
HCA Inc.,			
senior note, 6.375%, 1/15/15	United States	44,955,000	48,663,787
senior note, 6.50%, 2/15/16	United States	146,350,000	161,716,750
senior note, 8.00%, 10/01/18	United States	95,000,000	109,962,500
senior note, 7.50%, 2/15/22	United States	175,000,000	199,062,500
senior secured note, 6.50%, 2/15/20	United States	114,300,000	127,444,500
[f]Health Management Associates Inc., senior note, 144A, 7.375%, 1/15/20	United States	26,500,000	28,885,000
Tenet Healthcare Corp.,			
senior note, 9.875%, 7/01/14	United States	30,000,000	33,150,000
senior note, 8.00%, 8/01/20	United States	211,844,000	228,526,715
[k]senior note, FRN, 9.25%, 2/01/15	United States	105,000,000	118,650,000
senior secured note, 10.00%, 5/01/18	United States	150,000,000	174,000,000
[f]senior secured note, 144A, 6.25%, 11/01/18	United States	88,211,775	97,474,011
[f,j]Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	Canada	7,100,000	7,259,750
Vanguard Health Holding Co. II LLC/Inc., senior note,			
8.00%, 2/01/18	United States	156,000,000	167,310,000
7.75%, 2/01/19	United States	55,265,000	59,064,469
[f]144A, 7.75%, 2/01/19	United States	50,000,000	53,437,500
[f,j]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	42,900,000	43,972,500
			1,957,610,045
Industrials 2.5%			
[f]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	100,000,000	93,000,000
[f,h]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	210,000,000	212,100,000
[f]Aviation Capital Group, 144A, 6.75%, 4/06/21	United States	58,520,000	59,751,202
AVIS Budget Car Rental, senior note, 9.75%, 3/15/20	United States	20,000,000	22,950,000
[f]CEVA Group PLC,			
senior note, 144A, 12.75%, 3/31/20	United Kingdom	95,000,000	79,087,500
senior secured note, 144A, 8.375%, 12/01/17	United Kingdom	87,974,000	85,554,715
senior secured note, 144A, 11.50%, 4/01/18	United Kingdom	231,850,000	209,824,250
[f]Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	10,478,000	11,028,095
Hertz Corp., senior note,			
7.50%, 10/15/18	United States	73,900,000	80,181,500
6.75%, 4/15/19	United States	125,775,000	133,321,500
7.375%, 1/15/21	United States	40,000,000	43,200,000
The Manitowoc Co. Inc., senior note,			
9.50%, 2/15/18	United States	63,800,000	71,775,000
8.50%, 11/01/20	United States	22,100,000	24,834,875
[d]Navistar International Corp., senior note, 8.25%, 11/01/21	United States	117,475,000	112,041,782
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	139,350,000	154,330,125
RSC Equipment Rental Inc./RSC Holdings III LLC, senior note, 10.25%, 11/15/19	United States	40,000,000	45,800,000
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	185,000,000	192,400,000

Annual Report | 95

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

96 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

Annual Report | 97

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

98 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Income Fund	Country	Principal Amount*	Value
[k,m] **Senior Floating Rate Interests (continued)**			
Consumer Discretionary (continued)			
Univision Communications Inc., Initial Term Loan, 2.216%, 9/29/14	United States	6,069,209	$ 6,061,623
			1,754,491,355
Consumer Staples 0.1%			
Supervalu Inc., Loans, 8.00%, 8/10/18	United States	34,912,500	35,177,067
Energy 0.2%			
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/02/17	United States	125,000,000	125,025,000
Financials 0.6%			
iStar Financial Inc., Tranche A2 Term Loan, 7.00%, 6/30/14	United States	425,000,000	428,187,500
Health Care 0.3%			
Kinetic Concepts Inc., Dollar Term B-1 Loan, 7.00%, 5/04/18	United States	109,150,125	110,855,596
Quintiles Transnational Holdings Inc., Term Loan, 7.50%, 2/26/17	United States	30,000,000	30,375,000
Regionalcare Hospital Partners, Term Loan, 8.00%, 11/04/18	United States	49,500,000	49,716,563
			190,947,159
Industrials 0.4%			
Altegrity Inc.,			
Term Loan B, 2.969%, 2/21/15	United States	69,333,493	64,653,482
Tranche D Term Loan, 7.75%, 2/21/15	United States	50,343,020	50,343,020
CEVA Group PLC,			
Dollar Tranche B L/C, 5.362%, 8/31/16	United Kingdom	13,684,211	13,051,316
EGL Tranche B Term Loans, 5.447%, 8/31/16	United Kingdom	79,897,232	76,201,985
Navistar Inc., Tranche B Term Loan, 7.00%, 8/17/17	United States	52,900,000	53,759,625
			258,009,428
Information Technology 1.2%			
First Data Corp.,			
2017 Term Loan, 5.217%, 3/24/17	United States	401,840,501	395,844,237
2018 Term Loan, 4.217%, 3/24/18	United States	292,993,460	280,591,046
Freescale Semiconductor Inc., Tranche B-1 Term Loan, 4.481%, 12/01/16	United States	61,046,794	59,795,335
Sophia LP (Datatel), Initial Term Loan, 6.25%, 7/19/18	United States	39,217,273	39,776,119
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	44,942,857	44,661,964
			820,668,701
Materials 0.1%			
Ineos US Finance LLC, Dollar Term Loan, 6.50%, 4/27/18	United States	39,800,000	40,261,959
Utilities 2.3%			
[b] Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	United States	17,325,000	17,996,344
[b] Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	United States	32,175,000	33,801,639
Texas Competitive Electric Holdings Co. LLC,			
[i] 2014 Term Loan, 3.728% - 3.938%, 10/10/14	United States	405,000,000	302,686,875
2017 Term Loan, 4.728% - 4.938%, 10/10/17	United States	1,799,629,775	1,244,274,824
			1,598,759,682
Total Senior Floating Rate Interests (Cost $5,539,520,794)			5,251,527,851

Annual Report | 99

Franklin Custodian Funds

Statement of Investments, September 30, 2012 (continued)

100 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 101

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 103

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012

Franklin U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities 99.4%		
Government National Mortgage Association (GNMA) Fixed Rate 99.4%		
GNMA GP 30 Year, 8.25%, 3/15/17 - 5/15/17	$ 59,262	$ 60,146
GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16	134,728	137,908
GNMA GP 30 Year, 11.25%, 7/15/13 - 12/15/15	55,106	55,541
GNMA GP 30 Year, 11.50%, 3/15/13 - 5/15/13	2,295	2,309
GNMA GP 30 Year, 12.75%, 5/15/14	1,463	1,476
GNMA I SF 15 Year, 6.50%, 5/15/18	272,380	279,295
GNMA I SF 30 Year, 4.00%, 6/15/39 - 6/15/42	557,912,110	616,835,703
GNMA I SF 30 Year, 4.50%, 1/15/39 - 4/15/41	1,293,788,505	1,429,426,478
GNMA I SF 30 Year, 5.00%, 2/15/33 - 9/15/40	1,634,200,502	1,822,255,298
GNMA I SF 30 Year, 5.50%, 5/15/28 - 2/15/40	696,317,221	777,904,735
GNMA I SF 30 Year, 6.00%, 10/15/23 - 12/15/39	592,356,871	672,977,721
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37	145,242,742	171,278,520
GNMA I SF 30 Year, 6.75%, 3/15/26	19,481	23,008
GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32	93,267,164	110,491,549
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	397,515	476,134
GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33	29,613,291	33,712,651
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22	251,715	259,069
GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30	17,066,744	18,893,949
GNMA I SF 30 Year, 8.50%, 5/15/16 - 6/15/25	3,407,861	3,791,480
GNMA I SF 30 Year, 9.00%, 11/15/15 - 7/15/23	4,508,907	4,935,928
GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22	3,009,780	3,179,481
GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25	3,536,043	3,772,367
GNMA I SF 30 Year, 10.50%, 5/15/13 - 10/15/21	2,343,491	2,448,418
GNMA I SF 30 Year, 11.00%, 4/15/13 - 5/15/21	1,232,248	1,299,585
GNMA I SF 30 Year, 11.50%, 3/15/13 - 2/15/16	182,125	183,817
GNMA I SF 30 Year, 12.00%, 11/15/12 - 1/15/18	1,150,231	1,164,309
GNMA I SF 30 Year, 12.50%, 10/15/13 - 1/15/16	626,467	633,318
GNMA I SF 30 Year, 13.00%, 10/15/12 - 9/15/15	563,924	571,509
GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17	25,249	25,761
GNMA II GP 30 Year, 11.50%, 8/20/13	2,512	2,529
GNMA II SF 30 Year, 3.50%, 4/20/42	260,780,862	285,729,647
GNMA II SF 30 Year, 3.50%, 5/20/42	225,211,323	246,757,187
GNMA II SF 30 Year, 3.50%, 7/20/42	145,688,049	159,625,958
GNMA II SF 30 Year, 3.50%, 9/20/42	255,460,000	279,899,741
[a]GNMA II SF 30 Year, 3.50%, 1/20/42 - 10/01/42	359,528,251	393,861,129
GNMA II SF 30 Year, 4.00%, 11/20/40	125,403,977	138,546,202
GNMA II SF 30 Year, 4.00%, 7/20/41	119,518,128	132,043,522
GNMA II SF 30 Year, 4.00%, 10/20/41	163,142,720	179,653,230
GNMA II SF 30 Year, 4.00%, 11/20/41	254,624,632	280,632,720
GNMA II SF 30 Year, 4.00%, 1/20/42	236,004,762	260,110,963
GNMA II SF 30 Year, 4.00%, 5/20/40 - 5/20/42	476,339,306	525,729,639
GNMA II SF 30 Year, 4.50%, 4/20/41	221,969,271	246,435,426
GNMA II SF 30 Year, 4.50%, 5/20/41	139,334,638	154,692,542
GNMA II SF 30 Year, 4.50%, 6/20/41	282,941,993	313,223,339
GNMA II SF 30 Year, 4.50%, 7/20/41	268,790,008	297,556,764
GNMA II SF 30 Year, 4.50%, 5/20/33 - 8/20/41	354,082,013	392,700,457
GNMA II SF 30 Year, 4.50%, 9/20/41	220,567,435	244,879,075

Annual Report | 107

108 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 109

110 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 111

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

Franklin Custodian Funds

Statement of Investments, September 30, 2012

Franklin Utilities Fund	Country	Shares	Value
Common Stocks 96.4%			
Diversified Telecommunication Services 2.7%			
AT&T Inc.	United States	2,000,000	$ 75,400,000
Verizon Communications Inc.	United States	1,000,000	45,570,000
			120,970,000
Electric Utilities 52.1%			
ALLETE Inc.	United States	1,000,000	41,740,000
American Electric Power Co. Inc.	United States	4,100,000	180,154,000
Cleco Corp.	United States	700,000	29,386,000
Duke Energy Corp.	United States	3,400,000	220,320,000
Edison International	United States	4,800,000	219,312,000
Entergy Corp.	United States	1,500,000	103,949,999
Exelon Corp.	United States	4,783,000	170,179,140
FirstEnergy Corp.	United States	2,800,000	123,480,000
Great Plains Energy Inc.	United States	3,855,360	85,820,314
Hawaiian Electric Industries Inc.	United States	700,000	18,417,000
IDACORP Inc.	United States	800,000	34,616,000
NextEra Energy Inc.	United States	2,500,000	175,825,000
Northeast Utilities	United States	1,500,000	57,345,000
NV Energy Inc.	United States	5,800,000	104,458,000
Pepco Holdings Inc.	United States	3,000,000	56,700,000
Pinnacle West Capital Corp.	United States	1,500,000	79,200,000
PNM Resources Inc.	United States	3,300,000	69,399,000
Portland General Electric Co.	United States	1,500,000	40,560,000
PPL Corp.	United States	4,000,000	116,200,000
The Southern Co.	United States	4,000,000	184,360,000
SSE PLC	United Kingdom	1,500,000	33,703,870
UIL Holdings Corp.	United States	1,360,000	48,769,600
Westar Energy Inc.	United States	1,500,000	44,490,000
Xcel Energy Inc.	United States	4,000,000	110,840,000
			2,349,224,923
Gas Utilities 2.0%			
AGL Resources Inc.	United States	1,000,000	40,910,000
Questar Corp.	United States	1,705,300	34,668,749
UGI Corp.	United States	500,000	15,875,000
			91,453,749
Multi-Utilities 29.4%			
Alliant Energy Corp.	United States	1,500,000	65,085,000
CenterPoint Energy Inc.	United States	4,400,000	93,720,000
CMS Energy Corp.	United States	3,000,000	70,650,000
Consolidated Edison Inc.	United States	1,000,000	59,890,000
Dominion Resources Inc.	United States	2,300,000	121,762,000
DTE Energy Co.	United States	1,100,000	65,934,000
MDU Resources Group Inc.	United States	3,200,000	70,528,000
National Grid PLC	United Kingdom	11,000,000	121,360,576
NiSource Inc.	United States	1,400,000	35,672,000
PG&E Corp.	United States	3,600,000	153,612,000
Public Service Enterprise Group Inc.	United States	3,800,000	122,284,000
SCANA Corp.	United States	1,000,000	48,270,000

114 | Annual Report

Franklin Custodian Funds

Statement of Investments, September 30, 2012 *(continued)*

Franklin Utilities Fund	Country	Shares	Value
Common Stocks (continued)			
Multi-Utilities (continued)			
Sempra Energy	United States	2,600,000	$ 167,674,000
TECO Energy Inc.	United States	1,700,000	30,158,000
Vectren Corp.	United States	925,100	26,457,860
Wisconsin Energy Corp.	United States	2,000,000	75,340,000
			1,328,397,436
Oil, Gas & Consumable Fuels 6.6%			
Kinder Morgan Inc.	United States	3,000,000	106,560,000
Spectra Energy Corp.	United States	2,200,000	64,592,000
TransCanada Corp.	Canada	1,000,000	45,497,534
The Williams Cos. Inc.	United States	2,300,000	80,431,000
			297,080,534
Water Utilities 3.6%			
American Water Works Co. Inc.	United States	2,200,000	81,532,000
United Utilities Group PLC	United Kingdom	7,000,000	80,903,013
			162,435,013
Total Common Stocks (Cost $3,082,474,722)			4,349,561,655
		Principal Amount	
Corporate Bonds 1.7%			
Electric Utilities 1.0%			
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	$25,000,000	36,849,250
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	6,600,586	7,670,290
			44,519,540
Independent Power Producers & Energy Traders 0.6%			
Energy Future Holdings Corp., senior secured note, 10.00%, 1/15/20	United States	24,225,000	26,829,187
Multi-Utilities 0.1%			
Aquila Inc., senior note, 8.27%, 11/15/21	United States	6,100,000	7,617,363
Total Corporate Bonds (Cost $64,671,728)			78,966,090
Total Investments before Short Term Investments (Cost $3,147,146,450)			4,428,527,745
		Shares	
Short Term Investments (Cost $69,244,862) 1.6%			
Money Market Funds 1.6%			
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	69,244,862	69,244,862
Total Investments (Cost $3,216,391,312) 99.7%			4,497,772,607
Other Assets, less Liabilities 0.3%			15,535,881
Net Assets 100.0%			$4,513,308,488

[a]Non-income producing.

[b]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Custodian Funds

Financial Statements

Statements of Assets and Liabilities

September 30, 2012

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Assets:			
Investments in securities:			
Cost - Unaffiliated issuers	$ 766,024,394	$3,149,334,636	$62,211,966,301
Cost - Non-controlled affiliated issuers (Note 11)	—	—	2,420,841,670
Cost - Sweep Money Fund (Note 7)	24,864,738	325,445,622	566,317,689
Cost - Repurchase agreements	—	470,799,488	584,251,600
Total cost of investments	$ 790,889,132	$3,945,579,746	$65,783,377,260
Value - Unaffiliated issuers	$1,314,484,891	$5,699,276,029	$65,383,891,394
Value - Non-controlled affiliated issuers (Note 11)	—	—	1,540,782,688
Value - Sweep Money Fund (Note 7)	24,864,738	325,445,622	566,317,689
Value - Repurchase agreements	—	470,799,488	584,251,600
Total value of investments[a]	1,339,349,629	6,495,521,139	68,075,243,371
Cash	—	218,315	7,237,647
Receivables:			
Investment securities sold	—	—	2,205,006
Capital shares sold	3,066,592	10,945,350	176,768,006
Dividends and interest	429,463	4,910,744	798,680,783
Other assets	22,517	725	8,231
Total assets	1,342,868,201	6,511,596,273	69,060,143,044
Liabilities:			
Payables:			
Investment securities purchased	3,318,855	13,574,985	179,435,970
Capital shares redeemed	1,565,272	17,003,317	97,802,427
Affiliates	1,244,074	5,727,376	55,703,121
Allocator Funds (Note 12)	28,741	84,160	151,398
Payable upon return of securities loaned	—	—	110,217,500
Unrealized depreciation on unfunded loan commitments (Note 9)	—	—	91,500
Accrued expenses and other liabilities	309,160	1,911,579	12,371,705
Total liabilities	6,466,102	38,301,417	455,773,621
Net assets, at value	$1,336,402,099	$6,473,294,856	$68,604,369,423
Net assets consist of:			
Paid-in capital	$ 841,329,486	$3,937,393,666	$72,572,260,922
Undistributed net investment income (loss)	(3,483,089)	12,798,113	—
Distributions in excess of net investment income	—	—	(175,573,312)
Net unrealized appreciation (depreciation)	548,460,663	2,549,940,310	2,291,777,496
Accumulated net realized gain (loss)	(49,904,961)	(26,837,233)	(6,084,095,683)
Net assets, at value	$1,336,402,099	$6,473,294,856	$68,604,369,423

[a]The Franklin Income Fund includes $104,770,704 of securities loaned.

116 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Financial Statements (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 117

118 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 119

Franklin Custodian Funds

Financial Statements *(continued)*

Statements of Operations

for the year ended September 30, 2012

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Investment income:			
Dividends:			
Unaffiliated issuers	$ 6,846,171	$ 78,588,027	$ 1,135,813,772
Non-controlled affiliated issuers (Note 11)	—	—	29,622,137
Interest:			
Unaffiliated issuers	1,031	280,454	2,881,852,058
Non-controlled affiliated issuers (Note 11)	—	—	19,611,598
Income from securities loaned	—	119,295	5,012,200
Total investment income	6,847,202	78,987,776	4,071,911,765
Expenses:			
Management fees (Note 3a)	5,365,318	26,270,508	237,930,185
Distribution fees: (Note 3c)			
Class A	1,954,266	9,298,149	55,862,858
Class B	36,413	127,192	5,003,166
Class B1	—	—	36,009
Class C	1,252,173	4,527,888	119,180,214
Class R	114,802	1,997,680	2,023,847
Transfer agent fees (Note 3e)	1,989,539	11,366,342	53,144,122
Special servicing agreement fees (Note 12)	260,653	888,544	1,588,151
Custodian fees (Note 4)	28,229	141,617	1,736,824
Reports to shareholders	146,863	633,193	4,605,268
Registration and filing fees	134,137	309,547	1,454,050
Professional fees	40,460	71,536	856,048
Trustees' fees and expenses	4,908	25,683	282,470
Other	30,544	113,137	1,425,594
Total expenses	11,358,305	55,771,016	485,128,806
Expense reductions (Note 4)	—	—	(21)
Net expenses	11,358,305	55,771,016	485,128,785
Net investment income (loss)	(4,511,103)	23,216,760	3,586,782,980
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments:			
Unaffiliated issuers	(24,818,419)	22,688,916	(960,710,822)
Non-controlled affiliated issuers (Note 11)	—	—	(37,150,259)
Written options	—	—	15,793,314
Foreign currency transactions	8,046	29,897	(5,809,457)
Net realized gain (loss)	(24,810,373)	22,718,813	(987,877,224)
Net change in unrealized appreciation (depreciation) on:			
Investments	267,062,367	1,130,060,423	8,501,133,521
Translation of other assets and liabilities denominated in foreign currencies	(5,410)	1,610	664,438
Net change in unrealized appreciation (depreciation)	267,056,957	1,130,062,033	8,501,797,959
Net realized and unrealized gain (loss)	242,246,584	1,152,780,846	7,513,920,735
Net increase (decrease) in net assets resulting from operations	$237,735,481	$1,175,997,606	$11,100,703,715

Annual Report | The accompanying notes are an integral part of these financial statements. | 121

122 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Financial Statements *(continued)*

Statements of Changes in Net Assets *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Year Ended September 30,		Year Ended September 30,	
	2012	2011	2012	2011
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 3,586,782,980	$ 3,478,439,673	$ 309,863,999	$ 353,326,015
Net realized gain (loss) from investments, written options and foreign currency transactions	(987,877,224)	2,132,691,114	24,741,616	11,897,577
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	8,501,797,959	(5,697,681,012)	34,123,205	196,262,493
Net increase (decrease) in net assets resulting from operations	11,100,703,715	(86,550,225)	368,728,820	561,486,085
Distributions to shareholders from:				
Net investment income:				
Class A	(2,445,713,810)	(2,234,359,614)	(240,208,009)	(268,880,637)
Class B	(30,459,701)	(75,215,216)	(759,612)	(2,905,819)
Class B1	(354,784)	(1,042,682)	—	—
Class C	(1,103,251,914)	(998,492,115)	(82,412,733)	(86,049,896)
Class R	(25,515,723)	(24,083,499)	(4,503,025)	(4,992,589)
Advisor Class	(392,624,053)	(343,911,311)	(60,665,705)	(54,675,313)
Total distributions to shareholders	(3,997,919,985)	(3,677,104,437)	(388,549,084)	(417,504,254)
Capital share transactions: (Note 2)				
Class A	4,191,323,059	2,786,070,171	449,720,914	(437,987,280)
Class B	(615,479,473)	(829,427,309)	(29,525,642)	(87,315,732)
Class B1	(6,602,915)	(15,013,348)	—	—
Class C	1,904,983,770	1,726,445,952	691,873,701	(217,951,765)
Class R	19,645,109	15,320,008	9,703,218	(10,283,667)
Advisor Class	761,325,216	822,054,670	110,701,576	261,645,410
Total capital share transactions	6,255,194,766	4,505,450,144	1,232,473,767	(491,893,034)
Net increase (decrease) in net assets	13,357,978,496	741,795,482	1,212,653,503	(347,911,203)
Net assets:				
Beginning of year	55,246,390,927	54,504,595,445	10,368,569,275	10,716,480,478
End of year	$68,604,369,423	$55,246,390,927	$11,581,222,778	$10,368,569,275
Undistributed net investment income (distributions in excess of net investment income) included in net assets:				
End of year	$ (175,573,312)	$ (50,814,383)	$ 6,171,132	$ 2,830,739

Annual Report | The accompanying notes are an integral part of these financial statements. | 123

124 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Custodian Funds

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary

Annual Report | 125

Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at year end had been entered into on September 28, 2012.

d. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

Certain funds purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than

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Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis (continued)

the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Franklin Income Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Income Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

The Franklin Income Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

128 | Annual Report

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Franklin Income Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2012, and for all open tax years, each fund has

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Franklin Custodian Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income Taxes (continued)

determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
l.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

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Franklin Custodian Funds

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin DynaTech Fund		Franklin Growth Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Year ended September 30, 2012				
Shares sold	1,226,800	$ 35,495,714	1,915,825	$ 85,987,086
Shares issued in reinvestment of distributions	93,699	2,524,261	27,286	1,155,829
Shares redeemed	(855,145)	(24,281,546)	(2,270,075)	(101,238,514)
Net increase (decrease)	465,354	$ 13,738,429	(326,964)	$ (14,095,599)
Year ended September 30, 2011				
Shares sold	1,367,781	$ 38,454,079	3,260,015	$ 140,197,738
Shares redeemed	(937,423)	(26,067,786)	(2,006,776)	(85,224,078)
Net increase (decrease)	430,358	$ 12,386,293	1,253,239	$ 54,973,660
Class R Shares:				
Year ended September 30, 2012				
Shares sold	724,109	$ 22,718,933	4,105,079	$ 192,746,136
Shares issued in reinvestment of distributions	12,005	355,109	33,439	1,492,031
Shares redeemed	(149,786)	(4,744,148)	(1,811,877)	(84,807,079)
Net increase (decrease)	586,328	$ 18,329,894	2,326,641	$ 109,431,088
Year ended September 30, 2011				
Shares sold	308,335	$ 9,549,519	5,540,623	$ 250,275,926
Shares issued in reinvestment of distributions	—	—	8,818	380,763
Shares redeemed	(164,180)	(5,159,840)	(1,372,866)	(61,593,199)
Net increase (decrease)	144,155	$ 4,389,679	4,176,575	$ 189,063,490
Advisor Class Shares:				
Year ended September 30, 2012				
Shares sold	4,161,992	$ 132,734,442	8,666,517	$ 412,171,085
Shares issued in reinvestment of distributions	106,694	3,211,497	188,337	8,439,400
Shares redeemed	(372,287)	(11,817,834)	(3,638,862)	(172,113,951)
Net increase (decrease)	3,896,399	$ 124,128,105	5,215,992	$ 248,496,534
Year ended September 30, 2011				
Shares sold	3,383,207	$ 104,867,634	12,619,770	$ 569,503,601
Shares issued in reinvestment of distributions	—	—	83,716	3,625,760
Shares redeemed	(140,514)	(4,284,181)	(3,299,538)	(149,359,487)
Net increase (decrease)	3,242,693	$ 100,583,453	9,403,948	$ 423,769,874

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Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended September 30, 2012				
Shares sold	3,774,289,464	$ 8,058,914,500	245,579,899	$ 1,694,616,583
Shares issued in reinvestment of distributions	992,217,807	2,096,329,365	28,154,294	194,216,108
Shares redeemed	(2,809,099,112)	(5,963,920,806)	(208,627,739)	(1,439,111,777)
Net increase (decrease)	1,957,408,159	$ 4,191,323,059	65,106,454	$ 449,720,914
Year ended September 30, 2011				
Shares sold	3,589,416,626	$ 7,843,201,493	183,859,028	$ 1,254,480,987
Shares issued in reinvestment of distributions	809,301,180	1,774,634,074	30,363,423	206,107,610
Shares redeemed	(3,127,090,567)	(6,831,765,396)	(279,806,439)	(1,898,575,877)
Net increase (decrease)	1,271,627,239	$ 2,786,070,171	(65,583,988)	$ (437,987,280)
Class B Shares:				
Year ended September 30, 2012				
Shares sold	4,135,782	$ 8,693,967	360,191	$ 2,482,818
Shares issued in reinvestment of distributions	11,850,880	24,703,173	93,326	643,788
Shares redeemed	(306,767,581)	(648,876,613)	(4,736,734)	(32,652,248)
Net increase (decrease)	(290,780,919)	$ (615,479,473)	(4,283,217)	$ (29,525,642)
Year ended September 30, 2011				
Shares sold	9,587,768	$ 20,949,024	582,709	$ 3,993,109
Shares issued in reinvestment of distributions	24,989,878	54,560,211	338,827	2,295,619
Shares redeemed	(415,223,465)	(904,936,544)	(13,796,352)	(93,604,460)
Net increase (decrease)	(380,645,819)	$ (829,427,309)	(12,874,816)	$ (87,315,732)
Class B1 Shares:				
Year ended September 30, 2012				
Shares sold	97,101	$ 205,667		
Shares issued in reinvestment of distributions	125,547	263,711		
Shares redeemed	(3,325,723)	(7,072,293)		
Net increase (decrease)	(3,103,075)	$ (6,602,915)		
Year ended September 30, 2011				
Shares sold	231,307	$ 502,856		
Shares issued in reinvestment of distributions	296,056	650,382		
Shares redeemed	(7,348,813)	(16,166,586)		
Net increase (decrease)	(6,821,450)	$ (15,013,348)

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Franklin Custodian Funds

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Income Fund		Franklin U.S. Government Securities Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Year ended September 30, 2012				
Shares sold	1,742,231,751	$ 3,757,191,809	174,664,182	$ 1,197,828,542
Shares issued in reinvestment of distributions	417,915,722	890,899,676	10,417,631	71,426,320
Shares redeemed	(1,278,557,267)	(2,743,107,715)	(84,224,106)	(577,381,161)
Net increase (decrease)	881,590,206	$ 1,904,983,770	100,857,707	$ 691,873,701
Year ended September 30, 2011				
Shares sold	1,763,305,787	$ 3,894,487,434	104,246,195	$ 707,540,213
Shares issued in reinvestment of distributions	337,046,951	745,905,054	10,528,253	71,062,681
Shares redeemed	(1,325,949,777)	(2,913,946,536)	(147,985,291)	(996,554,659)
Net increase (decrease)	774,402,961	$ 1,726,445,952	(33,210,843)	$ (217,951,765)
Class R Shares:				
Year ended September 30, 2012				
Shares sold	50,188,382	$ 105,595,519	8,055,942	$ 55,552,791
Shares issued in reinvestment of distributions	11,682,781	24,347,009	633,245	4,364,680
Shares redeemed	(52,180,500)	(110,297,419)	(7,282,835)	(50,214,253)
Net increase (decrease)	9,690,663	$ 19,645,109	1,406,352	$ 9,703,218
Year ended September 30, 2011				
Shares sold	50,098,161	$ 108,493,363	7,388,466	$ 50,312,455
Shares issued in reinvestment of distributions	10,517,305	22,787,314	707,504	4,799,230
Shares redeemed	(53,919,791)	(115,960,669)	(9,635,366)	(65,395,352)
Net increase (decrease)	6,695,675	$ 15,320,008	(1,539,396)	$ (10,283,667)
Advisor Class Shares:				
Year ended September 30, 2012				
Shares sold	788,489,000	$ 1,667,374,972	76,051,941	$ 526,015,658
Shares issued in reinvestment of distributions	164,279,401	344,874,343	7,769,675	53,737,562
Shares redeemed	(595,049,591)	(1,250,924,099)	(67,805,231)	(469,051,644)
Net increase (decrease)	357,718,810	$ 761,325,216	16,016,385	$ 110,701,576
Year ended September 30, 2011				
Shares sold	857,391,853	$ 1,881,452,330	62,976,613	$ 429,409,864
Shares issued in reinvestment of distributions	135,968,912	296,484,058	7,055,866	48,042,697
Shares redeemed	(629,277,823)	(1,355,881,718)	(31,620,155)	(215,807,151)
Net increase (decrease)	364,082,942	$ 822,054,670	38,412,324	$ 261,645,410

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Utilities Fund	
	Shares	Amount
Class A Shares:		
Year ended September 30, 2012		
Shares sold	76,532,963	$1,020,414,006
Shares issued in reinvestment of distributions	6,116,765	81,492,656
Shares redeemed	(42,266,896)	(565,742,815)
Net increase (decrease)	40,382,832	$ 536,163,847
Year ended September 30, 2011		
Shares sold	45,856,520	$ 551,346,152
Shares issued in reinvestment of distributions	5,018,444	60,082,469
Shares redeemed	(31,584,135)	(378,625,930)
Net increase (decrease)	19,290,829	$ 232,802,691
Class B Shares:		
Year ended September 30, 2012		
Shares sold	56,683	$ 742,933
Shares issued in reinvestment of distributions	21,249	281,069
Shares redeemed	(1,146,403)	(15,299,893)
Net increase (decrease)	(1,068,471)	$ (14,275,891)
Year ended September 30, 2011		
Shares sold	123,221	$ 1,473,071
Shares issued in reinvestment of distributions	60,438	717,106
Shares redeemed	(3,013,256)	(36,249,874)
Net increase (decrease)	(2,829,597)	$ (34,059,697)
Class C Shares:		
Year ended September 30, 2012		
Shares sold	20,513,660	$ 272,413,277
Shares issued in reinvestment of distributions	1,134,736	15,075,531
Shares redeemed	(8,941,402)	(119,377,292)
Net increase (decrease)	12,706,994	$ 168,111,516
Year ended September 30, 2011		
Shares sold	12,914,253	$ 154,174,538
Shares issued in reinvestment of distributions	839,388	10,032,218
Shares redeemed	(6,581,618)	(78,548,023)
Net increase (decrease)	7,172,023	$ 85,658,733
Class R Shares:		
Year ended September 30, 2012		
Shares sold	3,426,224	$ 45,690,892
Shares issued in reinvestment of distributions	155,181	2,062,732
Shares redeemed	(2,008,171)	(26,749,488)
Net increase (decrease)	1,573,234	$ 21,004,136
Year ended September 30, 2011		
Shares sold	1,602,036	$ 19,235,024
Shares issued in reinvestment of distributions	121,023	1,444,304
Shares redeemed	(1,252,836)	(14,881,669)
Net increase (decrease)	470,223	$ 5,797,659

Annual Report | 135

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

136 | Annual Report

Franklin Custodian Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin DynaTech Fund, the Franklin Growth Fund, and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Under a subadvisory agreement, Investment Advisory, an affiliate of Advisers, provides sub-advisory services to the Franklin Growth Fund. The subadvisory fee is paid by Advisers based on the average monthly net assets, and is not an additional expense to the fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class B, B1, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

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Franklin Custodian Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

e. Transfer Agent Fees

For the year ended September 30, 2012, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin Custodian Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Payments by Affiliates

During the year ended September 30, 2012, FT Services reimbursed the Franklin Utilities Fund $3,777,099 for a trading error which occurred during the year. The net effect of losses incurred and the reimbursement by FT Services had no impact on total return.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended September 30, 2012, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At September 30, 2012, the capital loss carryforwards were as follows:

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Franklin Custodian Funds

Notes to Financial Statements (continued)

aIncludes $18,949,537 from the merged Franklin Global Communications Fund and Franklin Technology Fund, which may be carried over to offset future capital gains, subject to certain limitations. bIncludes $13,543,792 from the merged Franklin Capital Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended September 30, 2012, the Funds utilized capital loss carryforwards as follows:

On September 30, 2012, the Franklin U.S. Government Securities Fund had expired pre-enactment capital loss carryforwards of $129,102,166, which were reclassified to paid-in capital.

For tax purposes, the funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following year. At September 30, 2012, the deferred post-October capital losses and late-year ordinary losses were as follows:

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Franklin Custodian Funds

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended September 30, 2012 and 2011, was as follows:

Franklin Custodian Funds

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, corporate actions, regulatory settlements and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2012, were as follows:

Transactions in options written during the year ended September 30, 2012, were as follows:

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

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Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

At September 30, 2012, the Franklin Income Fund had 45.51% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2012, the aggregate value of these securities was $891,712,475, representing 1.30% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. UNFUNDED LOAN COMMITMENTS

The Franklin Income Fund enters into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2012, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations.

10. OTHER DERIVATIVE INFORMATION

For the year ended September 30, 2012, the effect of derivative contracts on the Franklin Income Fund’s Statement of Operations was as follows:

For the year ended September 30, 2012, the average month end market value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was 4.

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Franklin Custodian Funds

Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Income Fund for the year ended September 30, 2012, were as shown below.

*In U.S. dollars unless otherwise indicated.
aCompany is a wholly owned subsidiary of Dex One Corp.

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Franklin Custodian Funds

Notes to Financial Statements (continued)

12. SPECIAL SERVICING AGREEMENT

The Funds, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Funds and the Allocator Funds. Under the SSA, the Funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the Funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended September 30, 2012, the Funds were held by one or more of the Allocator Funds and the amount of expenses borne by the Funds is noted in the Statements of Operations. At September 30, 2012, one or more of the Allocator Funds owned a percentage of the Funds’ outstanding shares as follows:

13. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended September 30, 2012, the Funds did not use the Global Credit Facility.

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Franklin Custodian Funds

Notes to Financial Statements (continued)

14. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2012, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

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Franklin Custodian Funds

## Notes to Financial Statements *(continued)*

### 14. Fair Value Measurements *(continued)*

| | Level 1 | Level 2 | Level 3 | Total |
|---|---|---|---|---|
| **Franklin Income Fund** | | | | |
| **Assets:** | | | | |
| Investments in Securities: | | | | |
| Equity Investments:[b] | | | | |
| Consumer Discretionary | $ 436,118,209 | $ 12,609,238 | $ — | $ 448,727,447 |
| Energy | 4,131,830,410 | 229,362,750 | — | 4,361,193,160 |
| Financials | 4,806,101,852 | 895,022,499 | — | 5,701,124,351 |
| Utilities | 7,850,003,006 | 151,922,199 | — | 8,001,925,205 |
| All Other Equity Investments[a] | 11,685,416,356 | — | — | 11,685,416,356 |
| Equity-Linked Securities | — | 5,302,230,582 | — | 5,302,230,582 |
| Convertible Bonds | — | 229,673,794 | — | 229,673,794 |
| Corporate Bonds | — | 25,500,924,266 | — | 25,500,924,266 |
| Senior Floating Rate Interests | — | 5,251,527,851 | — | 5,251,527,851 |
| Asset-Backed Securities and Commercial Mortgage-Backed Securities | — | 231,714,270 | — | 231,714,270 |
| Short Term Investments | 566,317,689 | 794,468,400 | — | 1,360,786,089 |
| Total Investments in Securities | $29,475,787,522 | $38,599,455,849 | $ — | $68,075,243,371 |
| **Liabilities:** | | | | |
| Unfunded Loan Commitments | — | 91,500 | — | 91,500 |
| **Franklin U.S. Government Securities Fund** | | | | |
| **Assets:** | | | | |
| Investments in Securities: | | | | |
| Mortgage-Backed Securities | $ — | $11,512,224,425 | $ — | $11,512,224,425 |
| Short Term Investments | 80,205,883 | — | — | 80,205,883 |
| Total Investments in Securities | $ 80,205,883 | $11,512,224,425 | $ — | $11,592,430,308 |
| **Franklin Utilities Fund** | | | | |
| **Assets:** | | | | |
| Investments in Securities: | | | | |
| Equity Investments[a] | $ 4,349,561,655 | $ — | $ — | $ 4,349,561,655 |
| Corporate Bonds | — | 78,966,090 | — | 78,966,090 |
| Short Term Investments | 69,244,862 | — | — | 69,244,862 |
| Total Investments in Securities | $ 4,418,806,517 | $ 78,966,090 | $ — | $ 4,497,772,607 |

[a]For detailed categories, see the accompanying Statement of Investments.

[b]Includes common, preferred and convertible preferred stocks as well as other equity investments.

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Franklin Custodian Funds

Notes to Financial Statements (continued)

15. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

16. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Custodian Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Custodian Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund (separate portfolios constituting the Franklin Custodian Funds, hereafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 15, 2012

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Franklin Custodian Funds

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

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Franklin Custodian Funds

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

156 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN CUSTODIAN FUNDS

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

FCF A 11/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $424,138 for the fiscal year ended September 30, 2012 and $501,187 for the fiscal year ended September 30, 2011.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $8,682 for the fiscal year ended September 30, 2012 and $8,682 for the fiscal year ended September 30, 2011. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $29,600 for the fiscal year ended September 30, 2012 and $75,000 for the fiscal year ended September 30, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $29,714 for the fiscal year ended September 30, 2012 and $0 for the fiscal year ended September 30, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $122,736 for the fiscal year ended September 30, 2012 and $0 for the fiscal year ended September 30, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $190,732 for the fiscal year ended September 30, 2012 and $83,682 for the fiscal year ended September 30, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics
(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 27, 2012

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date November 27, 2012